UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a party other than the Registrant ☐

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☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material under § 240.14a-12

Battalion Oil Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! BATTALION OIL CORPORATION 2023 Annual Meeting Vote by February 6, 2024 11 :59 PM ET BATIALION OIL CORPORATION C/0 BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 You invested in BATTALION OIL CORPORATION and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on February 7, 2024. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 24, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Vote in Person at the Meeting* February 7, 2024 11:00 AM CDT Two Memorial City Plaza 820 Gessner Road Live Oak Training Center (Room 107) Houston, Texas 77024 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up forE-delivery". 1. To elect six directors to serve until the 2023 Annual Meeting of Stockholders in accordance with our certificate of incorporation and bylaws. Nominees: 01) Jonathan D. Barrett 02) David Chang 03) Gregory S. Hinds 04) Ajay Jegadeesan 05) Matthew B. Steele 06) William D. Rogers 0For